Exhibit 99.1

Crane Harbor Acquisition Corp. Shareholders Approve Business Combination with Xanadu Quantum Technologies Inc.

Xanadu to Become the First Publicly Listed Photonic Quantum Technology Company

Expected to Begin Trading on the Nasdaq and TSX on March 27, 2026
Under Ticker XNDU

Gross Proceeds of Approximately USD$302 Million, In Addition to Previously Announced Negotiations with the Government of Canada and Ontario for an Up to CAD$390 Million Investment, Sets Company Up to Execute Against Technical Roadmap

TORONTO, ON, March 19, 2026 – Crane Harbor Acquisition Corp. (“Crane Harbor”) (Nasdaq: CHAC) today announced that its shareholders approved all proposals necessary to complete the previously announced business combination with Xanadu Quantum Technologies Inc. (“Xanadu”), a leading photonic quantum computing company, at Crane Harbor’s extraordinary general meeting of shareholders. The approval represents an important milestone toward completing the transaction and advancing Xanadu’s scalable photonic quantum technology platform.

The closing of the business combination is expected to occur on March 26, 2026. Following the closing, the combined company will operate under the name Xanadu Quantum Technologies Limited (the “Company”), with its shares anticipated to begin trading on the Nasdaq Stock Market (“Nasdaq”) and the Toronto Stock Exchange (“TSX”) under the ticker symbol “XNDU” on March 27, 2026, subject to the satisfaction of customary closing conditions and stock exchange approval.

The transaction is expected to deliver gross proceeds of approximately US$302 million to the Company, consisting of funds held in Crane Harbor’s trust account and proceeds from a fully committed PIPE financing. These proceeds are separate from and incremental to the previously announced negotiations with the Government of Canada and the Government of Ontario for an up to CAD$390 million investment under Project OPTIMISM. The proposed support remains subject to the completion of due diligence and the execution of final agreements.

Xanadu is a leader in photonic quantum computing, pioneering a light-based approach to develop scalable, modular, and networked quantum computers that compute at room temperature. The company attracts world-class talent, led by Founder and Chief Executive Officer, Christian Weedbrook, a member of Canada’s Quantum Advisory Council who has advanced quantum technologies through groundbreaking research and leadership for over 15 years. Xanadu is committed to building quantum computers that are useful and available to people and institutions everywhere.

“We’re excited to help Xanadu continue pursuing its mission of widely accessible, fault tolerant quantum computing,” said Bill Fradin, Chief Executive Officer of Crane Harbor. “We look forward to completing the transaction and providing Xanadu with a strong capital base and public-market platform to support its commercial roadmap and further strengthen its leadership in photonic quantum computing.”

“The anticipated close of the transaction marks a major milestone for our team and partners,” said Christian Weedbrook, Founder and Chief Executive Officer of Xanadu. “As the first publicly traded photonic quantum computing company, we believe Xanadu is entering this next chapter from a position of technological leadership and with a clear focus on providing practical quantum solutions to customers worldwide.”

About Xanadu

Xanadu is a Canadian quantum computing company with the mission to build quantum computers that are useful and available to people everywhere. Founded in 2016, Xanadu has become one of the world’s leading quantum hardware and software companies. The Company also leads the development of PennyLane, an open-source software library for quantum computing and application development. Visit xanadu.ai or follow us on X @XanaduAI.

About Crane Harbor Acquisition Corp.

Crane Harbor Acquisition Corp. (Nasdaq: CHAC) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: the expected closing date of the business combination; the expectation of the transaction’s gross proceeds to Xanadu, including the amounts from the Crane Harbor trust account and the fully committed PIPE financing; the expectation that the Company will be listed on Nasdaq and on the Toronto Stock Exchange under the ticker symbol “XNDU," including the expected commencement date of trading thereof; Xanadu's mission to build quantum computers that are useful and available to people everywhere; the expected benefits from having access to the public markets; upon the consummation of the business combination, Xanadu becoming the first publicly listed photonic quantum technology company; Xanadu pursuing its mission of widely accessible, fault tolerant quantum computing; Xanadu’s support in achieving its commercial roadmap and strengthening its leadership in photonic quantum computing; the transaction as a major milestone for Xanadu and its partners; Xanadu is entering its next chapter from a position of technological leadership and with a clear focus on providing practical quantum solutions to customers worldwide; the previously announced negotiations with the Government of Canada and the Government of Ontario for an up to CAD$390 million investment under Project OPTIMISM, including the completion of due diligence and the execution of final agreements in connection therewith; and Xanadu building on its technology leadership and delivering practical quantum solutions worldwide.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Xanadu and Crane Harbor. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the proposed transaction, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Xanadu is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Xanadu’s historical net losses and limited operating history; that there is substantial doubt about Xanadu's ability to continue as a going concern; Xanadu’s expectations regarding future financial performance, capital requirements and unit economics; Xanadu’s use and reporting of business and operational metrics; Xanadu’s competitive landscape; Xanadu’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Xanadu’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Xanadu’s reliance on strategic partners and other third parties; Xanadu’s concentration of revenue in contracts with government or state-funded entities; Xanadu’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption, and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; material weaknesses in Xanadu's internal control over financial reporting and the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction;; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Xanadu or Crane Harbor; failure to realize the anticipated benefits of the proposed transaction; the ability of Crane Harbor or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Crane Harbor’s filings with the SEC. These forward-looking statements are based on certain assumptions, including that none of the risks identified above materialize; that there are no unforeseen changes to economic and market conditions, and that no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Xanadu, Crane Harbor or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Xanadu’s and Crane Harbor’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While Xanadu and Crane Harbor may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so, unless required by applicable securities laws. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Crane Harbor is not an investment in any of Crane Harbor’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Crane Harbor, which may differ materially from the performance of Crane Harbor’s founders’ or sponsors’ past investments.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any province or territory of Canada. In addition, no securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this communication or the merits of any of the securities described herein and any representation to the contrary is an offense.

Press Contact:
press@xanadu.ai

Investor Relations:
investors@xanadu.ai

4